Exhibit 10.9

Power of Attorney

The Power of Attorney is signed by [NAME] (ID Card No. [NUMBER]) and issued to Yunnan Century Long-Spring Technology Co., Ltd. (hereinafter referred to as the “Attorney”) on [DATE]. I hereby grant the Attorney a full and special agency right, specifically entrusting and authorizing the Attorney as my agent, in my name, to exercise or sub-delegate the exercise of my power, rights and authorities entitled as a director of [SCHOOL] (hereinafter referred to as the “School”), including but not limited to:

(1)	Attending, as my agent, the board meetings of the School;

(2)

Exercising the voting rights, on my behalf, in respect of the matters subject to discussion and resolution by the School’s board of directors (including but not limited to the engagement and dismissal of the principals; amendments to the School’s constitution and the School’s rules and regulations; formulation of the School’s development plans, approval of annual work plans; fund-raising for the School, review of budgets, final accounts; determination of staffing quotas and salary standards; determination to divide, merge, terminate, change sponsors and other matters; appointment and assignment of the members of the liquidation group and/or their agents of the Subject School, approval of the liquidation plans and liquidation reports, etc.);

(3)	Proposing to convene an interim board meeting of the School;

(4)	Signing the board meeting minutes, board resolutions or other legal documents that I, as the School’ director, may have the right to sign;

(5)	Directing the legal representatives, persons in charge of the finance, business, administration of the School to act on the intention of the Attorney;

(6)	Exercising other director rights and voting rights under the School’s constitution (including any other voting rights of directors as provided for by the amendments to the constitution);

(7)

Completing the registration, approval, license and other legal formalities of the Subject School with the competent education department, civil affairs department or other competent government authorities; and

(8)	Any other rights that the directors may have in accordance with other applicable PRC laws, regulations and the School’s constitution (and their amendments from time to time).

The Attorney has the right to designate and sub-delegate the aforesaid power, rights and authorities granted to the Attorney to, the directors of the Attorney or their designated individuals.

The successor or liquidator who has the right to inherit or succeed to the civil rights of the Attorney for any reason such as the division, merger, liquidation of the Attorney, has the right to exercise all the aforesaid power, rights and authorities instead of the Attorney.

I irrevocably agree that the authorization and delegation set out herein shall not be invalidated, revoked, derogated or otherwise affected adversely in the event of my civil disability, limited civil ability, death or other similar events, except I cease to be a director of the School with consent and/or confirmation of WFOE in writing.

The Power of Attorney is an integral part of the School Sponsor’s and Directors’ Rights Entrustment Agreement. The issues uncovered herein shall be subject to the provisions stipulated in the School Sponsor’s and Directors’ Rights Entrustment Agreement, including but not limited to governing laws, settlement of disputes, definitions and interpretations.

The authorizations are hereby granted.

Appointor: [Name]

Signature: /s/ [Name]

Schedule of Material Differences

One or more persons signed a power of attorney using this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name	ID Card No.	Address	Signing Date
1	Shaodong Zhang	[***]	[***]	December 13, 2018
2	Chaomin Shi	[***]	[***]	December 13, 2018
3	Kai Liu	[***]	[***]	December 13, 2018
4	Shaowei Zhang	[***]	[***]	December 13, 2018
5	Ji He	[***]	[***]	December 13, 2018
6	Li Wei Lee	[***]	[***]	December 13, 2018
7	Ruzheng Xu	[***]	[***]	December 13, 2018
8	Haiyong Sang	[***]	[***]	December 13, 2018
9	Zikun Ma	[***]	[***]	December 13, 2018
10	Haoyu Guo	[***]	[***]	December 13, 2018
11	Zhenhu Wang	[***]	[***]	December 13, 2018
12	Fang Chen	[***]	[***]	December 13, 2018
13	Zijin Shen	[***]	[***]	December 13, 2018
14	Linfeng Li	[***]	[***]	December 13, 2018
15	Kang Su	[***]	[***]	December 13, 2018
16	Shaowei Zhang	[***]	[***]	January 12, 2021
17	Haoyu Guo	[***]	[***]	January 12, 2021
18	Kai Liu	[***]	[***]	January 12, 2021
19	Jintao Qian	[***]	[***]	January 12, 2021
20	Gang Shi	[***]	[***]	January 12, 2021
21	Zhuoran Zhang	[***]	[***]	January 12, 2021
22	Huafeng Yang	[***]	[***]	January 12, 2021
23	Pupeng Nan	[***]	[***]	January 12, 2021
24	Yunming Tao	[***]	[***]	January 12, 2021
25	Shaodong Zhang	[***]	[***]	January 12, 2021
26	Chengxiang Wang	[***]	[***]	January 12, 2021
27	Yueqi Shi	[***]	[***]	January 12, 2021
28	Qi He	[***]	[***]	January 12, 2021
29	Lei Tao	[***]	[***]	January 12, 2021
30	Shaowen Zhang	[***]	[***]	January 12, 2021